Execution Version


                               FIRST AMENDMENT TO
                  AMENDED AND RESTATED INTERCREDITOR AGREEMENT

      This FIRST AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this "Agreement"), dated as of March 31, 2003, is among U.S. BANK NATIONAL ASSOCIATION (as successor-in-interest to State Street Bank and Trust Company) as collateral agent under the Existing Intercreditor Agreement referred to below (the "Collateral Agent"), WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as administrative agent under the Bank Credit Agreement (as defined in the Existing Intercreditor Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Bank Agent"), and EACH OF THE PERSONS ON ANNEX 1 ATTACHED HERETO (collectively, the "Noteholders"), and is acknowledged and agreed by SOS STAFFING SERVICES, INC., a Utah corporation (the "Company"), and EACH OF THE GUARANTORS (as defined in the Existing Intercreditor Agreement referred to below).

                                 R E C I T A L S

      WHEREAS, unless otherwise provided herein, capitalized terms used herein have the meaning ascribed to them in the Existing Intercreditor Agreement referred to below;

      WHEREAS, pursuant to that certain Amended and Restated Intercreditor Agreement, dated as of April 15, 2002 (the "Existing Intercreditor Agreement"), the Benefited Parties appointed U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company) to act as the Collateral Agent; and

      WHEREAS, the Bank Agent, the Banks and the Noteholders, being all of the Benefited Parties under the Existing Intercreditor Agreement, have agreed to amend the Existing Intercreditor Agreement as provided herein (the Existing Intercreditor Agreement as amended is hereinafter referred to as the "Amended Intercreditor Agreement");

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Bank Agent, for itself and on behalf of the Banks, the Noteholders and the Collateral Agent agree as follows:

1.    Amendments.

         (a) The definitions of "Additional Commitment Reductions", "Additional Required Payments" and specified in transaction in Section 1 of the Existing Intercreditor Agreement are each amended and restated as follows:

                  Additional Commitment Reductions - means the reductions in the Aggregate Commitment (as defined in the Bank Credit Agreement) or the commitment of the Banks to make Loans thereunder which are due to take effect, subject to Section 4(a)(ii), on the Restructuring Date, September 15, 2002, and December 15, 2002, in the amounts of $313,000, $469,500 and $558,928.57, respectively, and on September 1, 2003,
         October 1, 2003, November 1, 2003 and December 1, 2003 each in the amount of $156,500; provided, however, that no such reduction shall be effective to the extent it would reduce the Aggregate Commitment below $12,500,000 or the Loan Credit Sublimit below $2,500,000.

                  Additional Required Payments - means: (a) the principal payments due under the Note Purchase Agreements on each of the
         Restructuring Date, September 15, 2002 and December 15, 2002 in the amounts of $687,000, $1,030,500 and $1,226,785.72, respectively, and on each of September 1, 2003, October 1, 2003, November 1, 2003 and December 1, 2003 each in the amount of $343,500 and (b) any principal payment due under the Bank Credit Agreement on each of the Restructuring Date, September 15, 2002, December 15, 2002, September 1, 2003, October 1, 2003, November 1, 2003 and December 1, 2003, which payment shall be in such amount that the dollar amount of Bank Credit Obligations on such dates does not exceed the Aggregate Commitment (as defined in the Bank Credit Agreement) or the commitment of the Banks to make Loans thereunder after giving effect to the Additional Commitment Reduction on such date.

                  Specified Transaction - means (a) any Asset Disposition the total consideration of which, when taken together with the total consideration received in respect of each other Asset Disposition consummated during the period of 365 consecutive days ended on the date of such Asset Disposition, is greater than $100,000 at such time, (b) the distribution of amounts held by the Collateral Agent for distribution to the Benefited Parties as of the Restructuring Date pursuant to Section 4(i), (c) the consummation of the sale of any debt or equity securities of the Company or any of its Subsidiaries (other than by a Subsidiary to another Subsidiary), (d) any amounts attributable to federal or state tax refunds or repayments, except that if no Default or Event of Default shall at the receipt thereof, the Company shall be permitted to retain an amount attributable to the Federal Net Loss Carry Back Refund in an amount not to exceed $3,800,000, (e) the sale or collection of receivables retained by any Grantor in connection with the sale of any Subsidiary or business of such Grantor and (f) the receipt by the Company or any Subsidiary of any net proceeds arising from any source other than the sale of inventory in the ordinary course of business and the transactions identified in the foregoing clauses (a) through (d) above, such sources to include, without limitation, the exercise or compromise of any rights of the Company in respect of any insurance policy or the receipt of any condemnation proceeds (except to the extent that the applicable Collateral Document shall permit application of such net proceeds to the repair of the affected property) and any litigation or litigation proceeds (including, without limitation, any administrative proceeding and any arbitration).

         (b) Clause (i) of Section 4(a) of the Existing Intercreditor Agreement is hereby amended and restated as follows:

                           (i) Prior to the occurrence of a True-Up  Event,  the
                  Grantors may pay, and the applicable Benefited Parties may receive, (i) Permitted Interest Payments, (ii) principal payments in respect of the Bank Credit Obligations which do not result in the permanent reduction of the Aggregate Commitment under (and as defined in) the Bank Credit
                  Agreements, (iii) the Additional Required Payments and (iv) reimbursements for reasonable costs and expenses incurred by any Benefited Party and payable to such Benefited Party in accordance with its respective Financing Agreements (as in effect on March 31, 2003), except that the Net Cash Proceeds from, and all other amounts in respect of, Specified Transactions shall be applied as provided in Section 4(b).

         (c) Clause (ii) of Section 4(a) of the Existing Intercreditor Agreement is hereby amended and restated as follows:

                           (ii) On each of the Restructuring Date, September 15,
                  2002,  December 15, 2002,  September 1, 2003, October 1, 2003,
                  November 1, 2003 and December 1, 2003, so long as the Noteholders shall have received the required principal payments of the Notes due them on such date, the Aggregate Commitment and the Loan Credit Sublimit shall be reduced by the amount of the Additional Commitment Reduction applicable for such date (such reduction to take effect on such date or such other date as the Noteholders shall have actually received such required principal payment).

         (d) Clause (ii) of Section 4(b) of the Existing Intercreditor Agreement is hereby amended and restated as follows:

                           (ii) by the  Banks,  first  to  repay  the  principal
                  portion of Loans outstanding under the Bank Credit Agreement (if any), such payments up to an amount such that the Loan Credit Sublimit shall be reduced to (but not below) $2,500,000, and second with the balance, if any, remitted to the Bank Agent to be held in a cash collateral account (as provided in the Existing Bank Credit Facility as in effect on March 31, 2003, the "Cash Collateral Account") until the amount in the Cash Collateral Account reaches $2,500,000 and then third to the Collateral Agent for application on the terms and subject to the conditions set forth in Section 4(d), it being acknowledged and agreed by the Company that upon delivery of such payment or Net Cash Proceeds to the Collateral Agent as provided in this Section 4(b): (1) the Aggregate Commitment under the Bank Credit Agreement will be automatically and permanently reduced, dollar for dollar, in an amount equal to the Banks' Sharing Percentage of such payment or Net Cash Proceeds but only to the extent that such payment does not reduce the Aggregate Commitment below
                  $12,500,000, and (2) the Loan Credit Sublimit will be concurrently automatically and permanently reduced dollar for dollar by the Bank's Sharing Percentage of such payment or Net Cash Proceeds but only to the extent that such payment does not reduce the Loan Credit Sublimit below $2,500,000 (or, if the amount of the availability under the Loan Credit Sublimit above $2,500,000 is then less than the full amount of the
                  Bank's Sharing Percentage of such payment or Net Cash Proceeds, then by such amount as shall be required to reduce the Loan Credit Sublimit to (but not below) $2,500,000). For greater certainty, the parties acknowledge that the loan facility provided pursuant to the Bank Credit Documents is revolving in nature, and nothing in this Section is intended to restrict the revolving nature of such loan facility (subject to the reduction of the commitment of the Banks to extend loans thereunder as provided in this Agreement and the Bank Credit Agreement).

         (e) Section 4(b) of the Existing Intercreditor Agreement is hereby amended to add the following new paragraph immediately following existing subsection (ii) thereto:

                  "Should the Banks become Below-Formula Benefited Parties by virtue of applying the cash held in the Cash Collateral Account, they shall promptly, upon the occurrence of a True-Up Event, remit to the Collateral Agent, for distribution pursuant to Section 4(c) hereof, cash in an amount sufficient to cause the Banks' Actual Principal Percentage at such time to be increased to equal the Banks' Sharing Percentage at such time. The Benefited Parties and the Grantors agree that any funds held as cash collateral with respect to any Letter of Credit will, upon the release thereof (as provided in the Bank Credit Agreement as in effect on March 31, 2003) be paid to the Collateral Agent and distributed to the Benefited Parties in accordance with this Section 4(b). In the event for whatever reason funds drawn under any Letter of Credit are returned to any Grantor or are legally required to be returned to any Grantor, such Grantor shall or, to the extent such funds have not yet been returned to such Grantor, shall direct the holder of such funds to, deliver such funds to the Collateral Agent to be applied as provided in this Section 4(b). In connection with the renegotiation or extension of any Letter of Credit, the Grantors shall use their best efforts to cause the beneficiary thereunder to agree in writing to deliver such funds directly to the Collateral Agent."

         (f) Article 4 of the Existing Intercreditor Agreement is hereby amended
to  add  the  following  new  subsection  (j)  immediately   following  existing
subsection (i) thereto:

                  "(j) Should the Collateral Agent receive any payments from the Company with respect to the Recapitalization Fee (as such term is defined in Section 8 of Amendment No. 4 to Note Purchase Agreement dated as of March 31, 2003 between the Company and the Noteholders and in Section 6 of that Sixth Amendment Agreement to Amended and Restated Credit Agreement dated as of March 31, 2003 between the Company and the Banks) or the letter of credit fee required pursuant to Section 2.25(2) of the Bank Credit Agreement and Section 8.8 of the Note Purchase Agreements, it shall distribute the proceeds of such Recapitalization Fee or letter of credit fee, as applicable, when received to the Bank Agent and he Noteholders in accordance with their respective Sharing Percentage."

2.    EFFECT OF AMENDMENT.

         Except as expressly provided in this Agreement, the Existing Intercreditor Agreement shall remain in full force and effect, without modification or amendment. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of each of the parties hereto and the holders from time to time of the Benefited Obligations.

3.    DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART.

         Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Agreement, and each set of counterparts which, collectively, show execution by each such party to this Agreement shall constitute one duplicate original.

4.    GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


   [Remainder of page intentionally left blank. Next page is signature page.]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                  U.S. BANK NATIONAL ASSOCIATION,
                  as Collateral Agent


                  By  ____________________________
                  Name:
                  Title:

   WELLS FARGO, NATIONAL ASSOCIATION,
                  as Administrative Agent and a Lender


                  By  ____________________________
                  Name:
                  Title:

                  JACKSON NATIONAL LIFE INSURANCE COMPANY
                  By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company


                  By  ____________________________
                  Name:
                  Title:

                  FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN


                  By  ____________________________
                  Name:
                  Title:

                  FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN


                  By  ____________________________
                  Name:
                  Title:

                [Signature Page to First Amendment to Amended and
                       Restated Intercreditor Agreement]

                GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                By  ____________________________
                Name:
                Title:

                By  ____________________________
                Name:
                Title:


                THE CANADA LIFE ASSURANCE COMPANY,
                as beneficial owner


                By  ____________________________
                Name:
                Title:

                CANADA LIFE INSURANCE COMPANY OF AMERICA, as beneficial owner


                By  ____________________________
                Name:
                Title:

                CANADA LIFE INSURANCE COMPANY OF NEW YORK, as beneficial owner


                By  ____________________________
                Name:
                Title:

                 [Acknowledgment of and Consent and Agreement to First Amendment to Amended and Restated Intercreditor Agreement]



                 ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT TO
                               FIRST AMENDMENT TO
                  AMENDED AND RESTATED INTERCREDITOR AGREEMENT

         The undersigned, the Company and the other Grantors described in the First Amendment to Amended and Restated Intercreditor Agreement set forth above, acknowledge and to the extent required agree and consent to the terms and conditions thereof. Each of the undersigned hereby acknowledges and agrees to perform its obligations under the First Amendment to Amended and Restated Intercreditor Agreement (as amended thereby) and acknowledges and agrees that it is not a third-party beneficiary of, and has no rights under, the Intercreditor Agreement (except as otherwise specifically provided therein).

         IN  WITNESS   WHEREOF,   each  of  the   undersigned  has  caused  this
Acknowledgment of and Consent and Agreement to First Amendment to Amended and Restated Intercreditor Agreement to be executed by its duly authorized officer.

                                 SOS STAFFING SERVICES, INC.


                                 By  ____________________________
                  Name:
                 Title:

                                 SERVCOM STAFF MANAGEMENT, INC.


                                 By  ____________________________
                  Name:
                 Title:

                                 INTELIANT CORPORATION


                                 By  ____________________________
                  Name:
                 Title:

                                 SOS COLLECTION SERVICES, INC.


                                 By  ____________________________
                  Name:
                 Title:

                                 DEVON & DEVON PERSONNEL SERVICES, INC.


                                 By  ____________________________
                  Name:
                 Title:

                                                                       EXHIBIT A

                         RESTRUCTURING DATE DISTRIBUTION


    ===========================================================================================

    Beneficiary                                                            Distribution Amount
    ===========================================================================================
    Wells Fargo Bank, National Association, as Administrative Agent                $300,951.50
    -------------------------------------------------------------------------------------------
    The Canada Life Assurance Company                                               $37,746.00
    -------------------------------------------------------------------------------------------
    Canada Life Insurance Company of America                                        $37,746.00
    -------------------------------------------------------------------------------------------
    Canada Life Insurance Company of New York                                       $18,873.00
    -------------------------------------------------------------------------------------------
    Jackson National Life Insurance Company                                        $283,094.97
    -------------------------------------------------------------------------------------------
    Great-West Life & Annuity Insurance Company                                    $188,729.97
    -------------------------------------------------------------------------------------------
    Farm Bureau Life Insurance Company of Michigan                                  $56,618.99
    -------------------------------------------------------------------------------------------
    Farm Bureau Mutual Insurance Company of Michigan                                $37,746.00
    ===========================================================================================


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